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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported): May 8, 2002
                                                            ------------


                           THE MED-DESIGN CORPORATION
                           ---------------------------
                 (Exact Name of Registrant Specified in Charter)

         Delaware                       0-25852                  23-2771475
     ----------------            ---------------------       --------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)


          2810 Bunsen Avenue
         Ventura, California                                        93003
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(Address of Principal Executive Offices)                         (Zip Code)



       Registrant's telephone number, including area code: (805) 339-0375
                                                           --------------



      --------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits.

                  99.1 Presentation and script serving as the basis for a conference call held by The Med-Design Corporation (the "Company") on May 8, 2002.

Item 9.  Regulation FD Disclosure.

         The Company held a conference call that was simultaneously WebCast to discuss its 2002 first quarter results on May 8, 2002 at 1:00 p.m. EST. The presentation and script filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference served as a basis for the conference call, but is not a verbatim transcript.










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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE MED-DESIGN CORPORATION
                                                    (Registrant)


                                           By /s/ Lawrence Ellis
                                              ---------------------------------
                                              Lawrence Ellis
                                              Chief Financial Officer



Dated: May 8, 2002






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                                  Exhibit Index


Exhibit

99.1 Presentation and script serving as the basis for a conference call held by The Med-Design Corporation on May 8, 2002.